UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021

SharpSpring, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5001 Celebration Pointe Avenue, Gainesville, FL	32608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-428-9605

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SHSP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 21, 2021, SharpSpring, Inc. (the “Company”) issued a press release announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Constant Contact, Inc., a Delaware corporation (“Parent”), and Groove Merger Sub, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“MergerSub”), and also disseminated communications to its employees related to the transactions contemplated under Merger Agreement. The press release and employee communications are attached hereto as Exhibits 99.1 and 99.2, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
99.1	Press Release dated June 21, 2021
99.2	SharpSpring Employee FAQ

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements, such as statements regarding the proposed transaction between Constant Contact and SharpSpring, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Constant Contact and Company managements’ future expectations, beliefs, goals, plans or prospects. These statements are based on current expectations of future events, and these include statements using the words such as “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations. Risks and uncertainties include, but are not limited to: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock; the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals; the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally; risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction; risks related to diverting management’s attention from the Company’s ongoing business operations; and the outcome of any legal proceedings that may be instituted against the Company or the purchaser related to the merger agreement or the transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that the Company’s business as described in the “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and other reports the Company files with the SEC. The Company assumes no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contemplated in the forward-looking statements. Copies of these filings are available online at www.sec.gov and https://investors.sharpspring.com/. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

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Important Information for Investors

In connection with the proposed transaction, the Company intends to file with the SEC a proxy statement (the “proxy statement”) and mail the proxy statement to its stockholders. The Proxy Statement will contain important information about Constant Contact, the Company, the transaction and related matters. INVESTORS AND SECURITY HOLDERS OF SHARPSPRING ARE URGED TO READ CAREFULLY THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SHARPSPRING, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that the Company files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s investor relations website at https://investors.sharpspring.com/ or by contacting the Company’s Investor Relations Department at SHSP@gatewayir.com.

No Offer or Solicitation

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The directors and executive officers of the Company may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed acquisition. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding the Company’s directors and executive officers is also included in the Company’s definitive proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2021. These documents are available free of charge as described in the preceding paragraph.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC

Dated: June 22, 2021	By:	/s/ Aaron Jackson
Aaron Jackson,
Chief Financial Officer

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